

A New Gannett

INVESTOR DAY

JUNE 22, 2015

Forward-Looking Statements

Certain statements in this presentation may be forward looking in nature or constitute "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "estimate," "could," "should," "intend," "may," "plan," "seek," "anticipate," "project" and similar expressions, among others, generally identify "forward-looking statements," which speak only as of the date the statements were made. The matters discussed in these forward-looking statements are subject to a number of risks, trends and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied in the forward-looking statements. A number of those risks, trends and uncertainties are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including the Company's registration statement on Form 10. Any forward-looking statements should be evaluated in light of these important risk factors. The Company is not responsible for updating or revising any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

This presentation also contains a discussion of certain non-GAAP financial measures that the Company presents in order to allow investors and analysts to measure, analyze and compare its financial condition and results of operations in a meaningful and consistent manner. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures can be found in the Company's registration statement on Form 10, which is available through the investor relations portion of our website.

Executive Summary

ROBERT J. DICKEY

PRESIDENT AND CHIEF EXECUTIVE OFFICER

Presenters



Robert J. Dickey
President and Chief Executive Officer

Current Role
Responsible for overseeing all of Gannett's businesses in the US and UK

Key Prior Affiliations
Pacific Group, Phoenix Newspapers Inc., *The Desert Sun*, Past Chairman NAA



Maribel Perez Wadsworth
Senior Vice President
Chief Strategy Officer

Current Role
Responsible for overseeing digital strategy, product development, customer insights and strategic planning

Key Prior Affiliations
The News-Press Media Group, *Rockford Register Star*, the Associated Press



John M. Zidich
President of Domestic Publishing

Current Role
Responsible for the integration of content, sales, B-2-B marketing, community engagement, publishing and distribution for all of Gannett's community media markets, USA TODAY and their related products

Key Prior Affiliations
Republic Media, *The Arizona Republic*, *Reno Gazette-Journal*



Henry Faure Walker
Chief Executive Officer of Newsquest

Current Role
Responsible for overseeing the strategy and operations for Newsquest

Key Prior Affiliations
Johnston Press, The Scotsman Publications



David A. Payne
Senior Vice President
Chief Product Officer

Current Role
Responsible for overseeing all product management and development, design, UX, information architecture, digital publishing platforms, and the enabling technologies for core and new products

Key Prior Affiliations
ShortTail Media, Inc., CNN, Turner Sports



Alison K. Engel
Senior Vice President
Chief Financial Officer and Treasurer

Current Role
Responsible for Gannett's financial functions and strategies

Key Prior Affiliations
A. H. Belo, Belo Corp., PWC



Michael P. Dickerson
Vice President
Investor Relations

Current Role
Responsible for interfacing with investment community on behalf of Gannett

Key Prior Affiliations
Babcock & Wilcox Nuclear Energy, Inc. Babcock & Wilcox (NYSE: BWC), General Cable Corporation, (NYSE: BGC), Belden-CDT (NYSE: BDC)

Gannett is
a next-generation
media company
that empowers
communities
to connect, act
and thrive.

Profile

Company Name
Gannett Co., Inc.

Incorporation
Delaware

President and CEO
Robert J. Dickey

Headquarters
McLean, VA

Employees
19,600

2014 Revenues
$3.2 billion

Ticker Symbol
GCI


GANNETT

Why Gannett?

1
Industry leader with significant scale

2
Experienced management team

3
Virtually debt free balance sheet and strong cash flows

4
Access to additional capital through $500 million undrawn revolver

5
Innovative strategies focused on driving organic growth

6
Commitment to disciplined capital allocation with dividend policy and share buyback plan already in place

7
Financial flexibility to consolidate market (two recently completed acquisitions)

8
Financial flexibility to invest in other opportunities to profitably grow revenues

Furthers mission of delivering award-winning content to consumers and advertising and marketing solutions to businesses

Increased strategic and financial flexibility

- Focus on initiatives to drive organic growth
- Pursue value-driven acquisitions
- Return capital to shareholders

Tailored capital structure based on profitability, cash flow, and growth opportunities

Alignment of incentives with performance objectives

- Management and employee incentive compensation aligned with company goals

Remain fully committed to:

- Communities
- Customers (B2B and B2C)
- Employees
- Shareholders
- Lenders

Largest and most diversified publishing company

Portfolio includes: 92 daily local market newspapers, USA TODAY and their related digital platforms, and Newsquest, a leading UK regional news provider

Best-in-class operator; retains Gannett name and brand recognition

Ongoing market affiliations with Cars.com and CareerBuilder.com and permissible transition service agreements enable continued cross-platform advertising and content-sharing opportunities

Established integrated digital platform and marketing services

Opportunities to further capitalize on USA TODAY brand – already #1 in combined print and digital circulation

Enhanced ability to innovate, grow and better serve local communities

EXECUTIVE SUMMARY **BROAD FOOTPRINT IN DIVERSE MARKETS**

CINCINNATI.com A GANNETT COMPANY
The Des Moines Register A GANNETT COMPANY
Detroit Free Press A GANNETT COMPANY
INDYSTAR A GANNETT COMPANY
THE TENNESSEAN A GANNETT COMPANY
azcentral THE ARIZONA REPUBLIC A GANNETT COMPANY
D&C Democrat A GANNETT COMPANY

U.S. Community Publishing Unique Visitors (MM)[1]



40
30
20
10
0
24.2M
29.2M
24%
YoY
Mar '14
May
July
Sept
Nov
Jan
Mar '15
Multi-Platform Users

- 92 daily local markets
- Well positioned in mid-size and smaller markets
- Geographical diversity is a core strength
- Rebalancing resources towards differentiated relevant local reporting
- Implemented All Access Content Subscription Model in 2012
- ~30 million unique visitors seek out USCP digital media through desktops, smartphones and tablets
- ~2 million downloads of USCP apps

* in 78 markets

[1] Source: comScore Media Metrix

USA TODAY: A RECOGNIZABLE NATIONAL BRAND


USATODAY.com
Unique Visitors (MM)[1]
60
45
30
15
0
40.6M
51.8M
28%
YoY
Mar '14
May
July
Sept
Nov
Jan
Mar '15
Multi-Platform Users

- #1 publication with total daily circulation of 4.1 million, and average cross-platform page views of more than 1.0 billion per month
- Since its introduction in 1982, USA TODAY has developed into a tremendously recognizable and respected brand that SpinCo leverages across various businesses
- For example, SpinCo's USA TODAY Sports Media Group has used the USA TODAY brand name to successfully launch "For the Win" (ftw.usatoday.com) as a unique digital property that provides sports fans with social news and curated analysis
- The USA TODAY brand immediately boosts the credibility of any affiliated property, allowing even the most tailored, niche content platforms to increase their audience
- 21+ million downloads of USA TODAY's award-winning app on mobile devices

[1] Source: comScore Media Metrix

NEWSQUEST Specialist Media



Unique Visitors (MM)[1]
40
30
20
10
0
18.2
24% YoY
22.6
Mar '14
May
July
Sept
Nov
Jan
Mar '15
Multi-Platform Users

- Leading regional community news provider in the U.K.
- Publishes 19 daily paid-for titles and 150+ weekly print products, magazines and trade publications
- Also well positioned in mid-size and smaller markets
- Network of websites including s1, a leading employment website in Scotland, and other digital products
- Total average print readership of 6 million every week
- ~22 million monthly unique visitors to Newsquest digital platforms
- Industry leading margins

[1] Source: Omniture Web Analytics (Newsquest data)


THE ARIZONA REPUBLIC
azcentral.com
IT'S WHAT everyone's talking about.
ARIZONA REPUBLIC
County feud cost still rising
Home Delivery of the Print Edition & Full Access on Digital Platforms
*Introductory Offer

All access subscription model deepens digital engagement

- More than 1.6 million digitally activated subscribers as of March 31, 2015

USA TODAY Local Edition

- Included in 35 of Gannett 's local publications
- 76% of subscribers said they read the section everyday
- Driving revenue increases ahead of original projections

Re-launch of digital platforms

- Launched hundreds of new products
- Seamless creation, sharing and publishing content across the company
- Significantly increased mobile traffic

Fragmented market provides consolidation opportunities

Daily Circulation by Company[1]


Gannett 12%
Digital First Media 8%
News Corp. 6%
Tribune Publishing 5%
McClatchy 5%
New York Times 4%
Advance 3%
BH Media 3%
Lee 3%
Hearst 2%
New Media 2%
Other 45%

Other includes ~200 companies with over 2,000 titles

Total daily circulation: 41 million

- Publishers remain a leading source of trusted, high-quality national and local content
- Communities rely on publishers for leadership in unique local coverage and engagement
- Consumer requires that content can be accessed across multiple platforms anywhere and anytime
- Growing signs of traction in digital consumer engagement and monetization
- Significant competition for digital advertising revenues
- Core publishing business generates strong free cash flow
- Recent increases in public equity and M&A activity underscore the recognition that opportunities exist within publishing
- Continued industry consolidation is likely to capture operating and financial synergies

Source: BIA; PWC Global entertainment and media outlook 2014-2018
[1] BIA data of newspaper companies with daily circulation in excess of 10,000

OUR PURPOSE

Gannett is a next-generation media company that empowers communities to connect, act and thrive

OUR 3-YEAR GOAL

To generate growth and value by optimizing our existing business while investing for the future

	1 Build a unified and nimble culture	2 Aggressively expand our local footprint	3 Create one single nationwide news organization and publishing business	4 Establish new sources of topline revenue tied to existing assets	5 Lead with digital and integrate it into every part of the business	6 Build world-class data capability that connects all facets of the company	7 Reinvent revenue models through innovative new businesses
MARKET CONSOLIDATION	✓	✓				✓	
BUSINESS INTEGRATION	✓		✓		✓	✓	✓
COST REDUCTIONS	✓	✓	✓	✓	✓		
NEW PLATFORMS	✓			✓			✓

EXECUTIVE SUMMARY **ORGANIZATIONAL STRUCTURE**


GANNETT
Domestic Publishing
PRESIDENT OF DOMESTIC PUBLISHING
Content
CHIEF CONTENT OFFICER
Product
CHIEF PRODUCT OFFICER
Technology
CHIEF TECHNOLOGY OFFICER
Strategy
CHIEF STRATEGY OFFICER
Legal
CHIEF LEGAL OFFICER
Finance
CHIEF FINANCIAL OFFICER
People
CHIEF HUMAN RESOURCE OFFICER
Marketing & Comms
CHIEF MARKETING OFFICER
Newsquest
CEO

EXECUTIVE SUMMARY **GANNETT BOARD OF DIRECTORS**



John Jeffry Louis Age 52
Chairman, Gannett Co., Inc.
Co-founder and Former Chairman, Parson Capital Corporation



Robert J. Dickey Age 58
President and Chief Executive Officer



John E. Cody Age 68
Former Executive Vice President and Chief Operating Officer of Broadcast Music, Inc.



Lila Ibrahim Age 45
Chief Business Officer of Coursera



Lawrence S. (Larry) Kramer Age 65
Retired President and Publisher of USA TODAY



Tony Prophet Age 56
Corporate Vice President Windows and Search Marketing Microsoft Corporation



Debra A. Sandler Age 55
Chief Health and Wellbeing Officer of Mars, Inc



Chloe R. Sladden Age 40
Former Vice President, Media, Twitter, Inc.
Co-Founder and Principal of #angels

Strategic Initiatives

MARIBEL PEREZ WADSWORTH

SENIOR VICE PRESIDENT AND CHIEF STRATEGY OFFICER

OUR PURPOSE

Gannett is a next-generation media company that empowers communities to connect, act and thrive

OUR 3-YEAR GOAL

To generate growth and value by optimizing our existing business while investing for the future

	1 Build a unified and nimble culture	2 Aggressively expand our local footprint	3 Create one single nationwide news organization and publishing business	4 Establish new sources of topline revenue tied to existing assets	5 Lead with digital and integrate it into every part of the business	6 Build world-class data capability that connects all facets of the company	7 Reinvent revenue models through innovative new businesses
MARKET CONSOLIDATION	✓	✓				✓	
BUSINESS INTEGRATION	✓		✓		✓	✓	✓
COST REDUCTIONS	✓	✓	✓	✓	✓		
NEW PLATFORMS	✓			✓			✓

1

Build a unified and nimble culture

All groups or divisions that form new Gannett align to our four core values.

1

Strength in Community
We bring people together by fostering vital connections.

2

Progress though passion
We actively shape the future with optimism and courage.

3

Action with purpose
We make powerful moves with clear and deliberate intent.

4

Belief in people
We cultivate personal growth through trust and authenticity.

2

Aggressively expand our local footprint

Best positioned in the industry to consolidate markets and drive synergies.

3

Create one single nationwide news organization and publishing business

Bring the nation's largest news gathering force together to create the USA TODAY Media Network.

4

Establish new sources of topline revenue tied to our existing assets

Expand syndication and invest in new, monetizable storytelling formats.

5

Lead with digital and integrate it into every part of the business

Look at every decision through a digital lens.

6

Build a world-class data capability that connects all facets of the company

Develop a single 360° view of our advertisers and our readers.

7

Reinvent revenue models through innovative new businesses

Establish an Innovation Lab focused on building new platforms for growth.



Audience metrics

We will measure diversification and engagement


USA TODAY
NEWS
SPORTS
LIFE
MONEY

Brand metrics

We will measure customer satisfaction and brand strength and loyalty



Internal metrics

We will measure employee satisfaction and talent quality, acquisition and retention



Financial metrics

We will measure our industry leadership position, shareholder value and diversification of revenue

Domestic Publishing

JOHN M. ZIDICH

PRESIDENT OF DOMESTIC PUBLISHING



92 current markets

(plus 55 additional offices and printing sites)

DOMESTIC PUBLISHING **USA TODAY: AAM CIRCULATION**


Daily Average Circulation (MM)
3.3
4.1
4.1
4.1
1.0
1.6
1.4
1.4
1.5
1.4
1.4
1.5
1.2
1.2
1.1
1.0
Mar 2014
Sept 2014
Dec 2014
Mar 2015
Print
Digital Replica and Non Replica
Branded Editions


Sunday Average Circulation (MM)
2.3
3.7
3.7
5.2
1.0
2.4
2.4
4.0
1.3
1.3
1.2
1.3
Mar 2014
Sept 2014
Dec 2014
Mar 2015
Print
Digital Replica and Non Replica
Branded Editions

[1] Source: Alliance for Audited Media

DOMESTIC PUBLISHING **USA TODAY: LOCAL EDITION MARKETS**



	Daily	Sunday
12 live markets with circulation of:	216,000	844,000
In next 3 months launching 9 more markets with circulation of:	468,000	725,000
Total	684,000	1,569,000


USA TODAY Sports Media Group
Millions
50,000
37,500
25,000
12,500
0
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
April 2015
Unique Visitors

Quality content delivered on multiple platforms drive visitors and engagement.

[1] Source: comScore Media Metrix

1
92 local markets.
33 states and Guam.

2
USA TODAY Local Edition frees up news resources to focus on high quality local content which improves value proposition for consumers.

3
Gannett Publishing Services – Consolidated Production and Distribution services allowing us to leverage production and distribution assets to full potential.

4
Access To Digital Marketing Services (DMS) through TSA with G/O Digital.

5
CareerBuilder.com Affiliate Agreement.

6
Cars.com Affiliate Agreement.

7
Gannett Imaging and Design Center (GIADC) – Consolidated Ad Production for most markets and third parties.

8
Design Studios – Consolidated Page Design and Copy Editing for most markets.

9
Finance Shared Services allows for greater efficiencies and effectiveness.

10
National Sales Team optimizes sales approach for National and Major Retailer accounts.

11
Enterprise Digital Platform allows us to leverage content across all local markets and on a national to local basis.

12
Consolidated Consumer Marketing Sales function allows for greater B2C sales expertise than possible through teams at individual markets.

13
Insights function allows for greater ability to understand B2C and B2B customers, therefore allowing us to tailor our product offerings more strategically.

14
Consolidated Information Technology allows for standardization to provide efficiencies and more actionable data.

15
Continued asset optimization through sale or lease of unused real estate.

16
AWARD WINNING CONTENT

Full access including digital only subscription revenue is more stable


Circulation Revenue
Single Copy 17.0%
Other 1.6%
Full Access Including Digital Only 81.5%
Full Access including Digital Only
Single Copy
Other

LOCAL MARKET CIRCULATION

81.5% of Circulation Revenue driven by Full Access including Digital Only Subscriptions

2.5M Full Access including Digital Only Subscriptions

70.7% of Subscribers are either on EZ Pay or Annual Payments

Full Access including Digital Only Subscription Revenue up 2.6% YoY in LTM, 71% on EZ Pay

*excludes Texas New Mexico Newspapers Partnership

Local accounts are being impacted less by secular pressures

Advertising & Marketing Services Revenue


National Major Retail Accounts 22.0%
Local 78%
National
Local

LOCAL MARKET ADVERTISING

Local Accounts account for 78% of Total Advertising Revenue

Local Digital Advertising makes up 29.4% of Local Account revenue

Local Digital Advertising up 0.4% YoY in LTM

Local Digital Retail Advertising (excluding Classified) up 13.0% YoY in LTM

*excludes Texas New Mexico Newspapers Partnership

Newsquest

HENRY FAURE WALKER

CEO OF NEWSQUEST

The largest regional publishing group in the UK



- More than 160 local news brands publishing online, on mobile and in print
- Typically focused on medium to small markets
- Leading digital recruitment brand in Scotland – s1 Jobs
- 22 million unique browsers per month online and 6 million readers a week in print
- Acquired Romanes Media Group in May 2015 – one daily, 19 weekly paid-fors, nine weekly frees and associated websites

Regional Publishers	Number of Titles	Daily Titles	Daily Titles Circulation	Weekly Titles	Weekly Titles Circulation
Newsquest Media Group	164	19	323,477	145	2,879,561
Trinity Mirror plc	87	13	659,571	74	1,336,196
Johnston Press Plc	150	12	214,149	138	1,680,888
Local World	76	16	334,625	60	1,434,357
Metro	1	1	1,346,518	0	0
Archant	42	4	79,557	38	904,492
Tindle Newspapers Ltd	42	0	0	42	914,692
Evening Standard	1	1	913,842	0	0
The Midland News Association Ltd	15	2	99,808	13	441,313
D. C Thomson & Co ltd	6	4	158,824	2	248,317

- Four large publishers in the regional market
- 11 national daily newspapers in the UK
- Role of the BBC
- More free titles than the US, typically delivered door to door, but some pick up
- Paid for newspapers mostly retail sale rather than subscription

[1] Source: Audited titles on JICREG April 2015, ABC for Evening Standard and Metro



Digital Growth (£m) Accelerating
27.0
30.3
36.3
2012
2013
2014



Digital to Print Ad Revenue Ratio Growing
2014
19.1%
2013
15.6%
2012
12.8%



Digital Audience (Average Monthly Browsers - Millions)
9.8
12.9
18.1
22.2
2012
2013
2014
May-15

Costs and efficiency

- Industry leading margins
- Strong focus on product profitability
- Regional clusters to achieve efficiencies and economies of scale
- Consolidation of back office
- New editorial structures and workflow

Initiatives

- Digital development
- Print product launches
- Multi-media sales training: The Newsquest Sales Academy
- Partnerships with other regional publishers: 1XL.co.uk
- Pay wall pilots

Digital

DAVID A. PAYNE

CHIEF PRODUCT OFFICER


Web
Mobile
Ad Svr
Analytics
Conmio
(Mobile)
RSS
API's
RSS
Enigma
(Phnx)
Saxotech
(USCP)
USAT
Newsmaker
(Broadcast)
GGN
DCS
Indy
Brightcove
CCI NewsGate
ENPS

3 Years Ago....

Publishing Systems
Multiple systems, technologies, and processes.

Content
Time consuming to create and share, and no common taxonomy.

Product
Product portfolio was diverse and monetization outdated.


ONE
GANNETT
USA TODAY


ONE
PRESTO
Digital CMS/UX Layer
Adobe AudienceManager
Audience Manager
Atypon
User Model
doubleclick
Ad Serving
moat
Analytics

GANNETT PRODUCT **120 PROPERTIES, 720 DIGITAL PRODUCTS**


120 PROPERTIES
720 DIGITAL PRODUCTS

GANNETT PRODUCT **120 PROPERTIES, 720 DIGITAL PRODUCTS**


FLORIDA TODAY
WUPL
Citizen
O&E
pn
N-L
WCNC
NH
NJ
BFP
C.
WFMY
KTVD
THE PRESS
INDYSTAR
COLTS CAMP
WDH
C-T
KREM
dnj
NL
CJ
DR
lohud.com
NWCN
T
WWL
WATL
JC online
TR
WGRZ
GW
WJXX
PDN
rkyc
VTD
Press & Sun
L-C
DW
AL
News Star
TC
TMS
CT
WLBZ
pnj
C
WFAA
LD
ON
KENS
HA
RGJ
DJ
KONG
KARE

Gannett Digital Platform 1.0


PRESTO
authoring tools
- Text/Article
- Video (Live/VOD)
- Multi-crop images
- Image Gallery
- Video Playlists
- Alerts
- Interactives
- Tagging
- Embargo mgmt.
- 3rd-Party Embed
- Metering
- Advertising mgmt.
- Promo Brief
- Mobile Headline
- Multi-Byline mgmt.
- Layout Priority
Content Sharing
Rights Mgmt.
Taxonomy
Classification
Front Assignment
Metadata
Google Keywords
Suggested Tags
News gate
Bright cove
VPC
ENPS
AP / Wires
UGC
INTEGRATIONS
FILTER
INBOUND API
GDP Storage
Content
35,000
Assets/Day
Structured Data
Elections, Sports, Weather, Traffic, Campaign finances
User Data
Preferences, Behavioral Data Cookie Data, Subscriber Data
SAM
Subscriber Mgmt.
- Credit Card
- Email Address
- Home Address
- Phone Number
- ZAG
- Preferences
- PCI Compliance
- Offers
OUTBOUND API
PRESTO
programming tools
- Platform-specific
- Auto/manual backfill
- Front Assignment
- Site(s) Assignment
- Global Modules
- Return Story to Queue
- Exclude from Mobile
FRAMEWORKS
Advertising
Applications
Mobile Touch Libraries
UX Layer
Performance
600
CORE
PRODUCTS
NEW
PRODUCTS
SEO
INTEGRATED
ADVERTISING

Operational Leverage

Promoted socially by AZ Central/ 12 News (and other stations)


USA TODAY

New text and video story published and promoted in Presto by the Digital Video Production Center


12 News

A VPC-identified and tagged "Inspiration Nation" story

Sourced originally from WFAA

Fonted to leverage USA Today Brand

100k+ Like

5.9M Views


SANDRA BULLOCK
GEORGE CLOONEY
GRAVITY
IMAX 3D
GET THE NEWS

GANNETT PRODUCT **WHERE WE ARE**


USA TODAY, USCP, and Broadcast Traffic Trends
120,000
100,000
80,000
60,000
40,000
20,000
0
Page Views (MM)
1,200
1,000
800
600
400
200
0
Visitors (000) / Time Spent (MM)
USAT Mobile Web Re-Launch
USAT Presto Launch
USCP desktop, mobile web and mobile app re-launches
Desktop Only
Desktop + Mobile
Jan 12
Mar 12
May 12
Jul 12
Sept 12
Nov 12
Jan 13
Mar 13
May 13
Jul 13
Sept 13
Nov 13
Jan 14
Mar 14
May 14
Jul 14
Sept 14
Nov 14
Dec 14
Jan 15
Feb 15
Mar 15
Apr 15

[1] Source: comScore Media Metrix (Jan '12 - April '15)

The future of all media is personal


Over 200 Million Twitter Users
Number of monthly active Twitter users (in millions)
USA
International
250
200
150
100
50
0
statista
Source: Twitter


Pandora Listener Hours
1.8
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
In Billion Hours
Market Realist
Source: Company filings


Active facebook users
Millions
1,500
1,200
900
600
300
0
1,230
Apr 2012:
Buys Instagram
Feb 2009:
Introduction of Like button
Dec 2004:
1 million users
facebook
Dec 04 05 06 07 08 09 2010 11 12 13
$1.5 billion/£920 million profit for 2013
6,337 employees worldwide
757 million daily users, Dec 2013
Figures for most years released in December apart from 08, 11 and 12
Source: Inside Facebook


Netflix Subscribers (Thousands)
857
1,487
2,600
4,200
6,300
7,500
9,400
12,300
20,010
23,530
33,000
40,000
Q4 2002
Q4 2003
Q4 2004
Q4 2005
Q4 2006
Q4 2007
Q4 2008
Q4 2009
Q4 2010
Q4 2011
Q4 2012
*Q1 2013

Gannett Digital Platform 2.0


PRESTO
authoring tools
GDP Storage
Content
35,000
Assets/Day
Structured Data
Elections, Sports, Weather, Traffic, Campaign finances
User Data
PRESTO
programming tools
Performance
50M
CORE
PRODUCTS
NEW
PRODUCTS
USER
ASSET
FORMAT
FRAMEWORKS
SAM
EMAIL
CREDIT CARD
META DATA
ADDRESS
PHONE #
ZAG
LOCATION
PREFERENCES
FILTER
INBOUND API
OUTBOUND API
USER DATA
HIGH IMPACT
SEO
TRANSITIONAL
Applications
MONETIZATION
ALERT
CLICK-IN
GRAVITY
News gate
Bright cove
VPC
ENPS
AP / Wires
UGC
INTEGRATIONS
Omni ture
Chart beat
Double click
Google AdX
THIRD-PARTY INTEGRATIONS
GDP PERSONALIZATION
Algorithms that combine: Content data + User Data + Platform Data + Advertising Data + Third-Party Analytics

Gannett Digital Platform 2.0


INDYSTAR
Kean-Hamilton: How to halt next terror generation
Policies to prevent attacks alone are not enough. We must defeat extremist ideology.
Performance
50M
CORE
PRODUCTS
NEW
PRODUCTS
SEO
INTEGRATED
ADVERTISING

Gannett Digital Platform 2.0


Gravity as Native
Gravity for Live
Gravity for Access/Data
Gravity for Data/Content
Performance
50M
CORE
PRODUCTS
NEW
PRODUCTS
SEO
INTEGRATED
ADVERTISING

Gannett Digital Platform 2.0


USA TODAY
SMARTER. FASTER. MORE COLORFUL.
Performance
50M
CORE
PRODUCTS
NEW
PRODUCTS
SEO
INTEGRATED
ADVERTISING

Market Consolidation

ALISON K. ENGEL

SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER AND TREASURER

Aggressively pursue marketplace synergies and acquire more local markets to add scale and footprint

Objective

Put Gannett's portfolio of winning assets to use, allowing us to expand our audience and grow EBITDA through deals that are immediately accretive to EPS

Strategy

- Targeting markets between 0.5M and 3M population; additional desirable characteristics include university presence, state capital, diversified economy, ability to consolidate around market
- Uniquely positioned to acquire rapidly through stock, cash flow and synergies.



Texas-New Mexico Newspapers Partnership

The Texas-New Mexico Newspapers Partnership (TNP) has a presence in 12 markets across Texas, New Mexico and Pennsylvania. It includes 11 daily publications across these markets plus a twice-weekly in New Mexico.

MARKET CONSOLIDATION **SYNERGIES**

Recent integration and regionalization projects

Unique national-to-local capabilities

USA TODAY brand

USA TODAY Local Edition – Leverage improved subscriber value proposition through pricing

G/O – Provide digital marketing services to acquired sites

GPS – Manage production and distribution more efficiently than most independents and smaller chains

GIADC – Streamline by taking in advertising copy design

Design Studios – Bring efficiencies to acquired sites by taking in design and copy editing

NSSC/CCC/Finance Hubs – Take financial operations into our consolidated shared service centers

Local Sales Expertise – Elevate the skill of local sales staffs by providing world-class training and research out of our regional sales organization

National Sales Team – Increase advertising through existing national relationships, and streamline advertising at acquired sites

Digital Platform – Apply our digital platform to new properties

Content – Tap into content from across our entire footprint

Consumer Marketing – Leverage the investments made in consumer sales capabilities to improve sales at acquired sites

Insights – Improve sales for both B2C and B2B at acquired sites

Management Experience – Leverage strong leadership team with solid execution skills

Financial Overview

ALISON K. ENGEL

SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER AND TREASURER


Revenue ($MM)
$3,470
$242
$1,103
$311
$1,813
$3,325
$236
$1,117
$332
$1,639
$3,172
$222
$1,110
$359
$1,481
2012
2013
2014
Print Advertising
Digital Advertising
Circulation
Other


Adjusted EBITDA¹ ($MM)
$528
15.2%
$502
15.1%
$472
14.9%
2012A
2013A
2014A
Adj. EBITDA
Adj. EBITDA margin

Note: The year ended December 30, 2012 consisted of 53 weeks whereas all other periods presented consisted of 52 weeks

1 Adjusted EBITDA is defined as net income before (1) income taxes, (2) equity income, (3) other non-operating items (which includes interest income and interest expense, among other items), (4) workforce restructuring, (5) transformation costs, (6) asset impairment charges, (7) depreciation and (8) amortization


Capital Expenditures ($MM)
Low capital requirements provide flexibility for debt repayment and reinvestment in the business
$55
$54
$72
2012A
2013A
2014A


Free Cash Flow[1] ($MM)
$273
$201
$274
37%
33%
47%
2012A
2013A
2014A
FCF
Cash Conversion (% of Adj. EBITDA)

[1] Source: Alliance for Audited Media's September 2014 Publisher's Statement

KEY TERMS FOR NEW GANNETT'S SECURITY CREDIT FACILITY

Borrower	Gannett Co., Inc.
Description	New senior secured revolving credit facility in an aggregate principal amount of $500 million with 5 year tenor.
Interest Rate	At the option of the Borrower, (i) LIBOR, or (ii) Base Rate plus the applicable margin, based on total leverage ratio.
Use of Proceeds	To be used for working capital, and general corporate purposes.
Incremental Facilities	From time to time, Borrower can enter into incremental revolving or term loan facilities for an additional amount, so long as the pro forma senior secured leverage ratio does not exceed 1.75 to 1.00. Includes other customary terms and conditions.
Covenants	Financial Covenants: (a) a maximum total leverage ratio of 3:00 to 1:00 and (b) a minimum interest coverage ratio of 3:00 to 1:00. In addition, subject to certain exceptions, the credit facility will contain covenants that will limit the borrower's and certain of its material domestic subsidiaries' ability to incur additional indebtedness; pay dividends; make certain investments; incur liens on their assets; enter into transactions with affiliates; merge, consolidate or amalgamate with another company; and transfer and sell assets.
Guarantors	Obligations of the Borrower and its subsidiaries under the credit facility will be jointly and severally guaranteed by certain of its existing and future direct and indirect wholly-owned U.S. subsidiaries.

	MARCH 29, 2015 (pro forma)
Funded Status in millions	**$(640)**

- "New" Gannett is committed to meeting its pension obligations
- Sponsor three defined benefit pension plans and one supplemental retirement plan
- Contributions of $140 million will be made over the next six years

Conservative Balance Sheet

Maintaining strategic flexibility and adequate access to debt capital markets

Unlevered at spin-off

Maintain ample liquidity from strong free cash flow and committed revolving credit facility

Disciplined Capital Policy

Allocating capital to create value

Investment in the business

Strategic acquisitions

Repayment of debt, if any

Direct returns to shareholders

Expected to pay cash dividend of $0.64 / share annually and commence a $150MM share repurchase program, to be used over a 3-year period

Conclusion

ROBERT J. DICKEY

PRESIDENT AND CHIEF EXECUTIVE OFFICER

THE INDIANAPOLIS STAR

TUESDAY, MARCH 31, 2015 CITY EDITION

THE RELIGIOUS FREEDOM RESTORATION ACT

FIX

THIS

NOW

Q&A

Appendix

APPENDIX **EXECUTIVE MANAGEMENT TEAM**



Robert J. Dickey
President and Chief Executive Officer

- Served as President of Parent's U.S. Community Publishing, formerly Newspaper Division, since February 2008
- Previously, Mr. Dickey served as Senior Group President, Pacific Group and Chairman of Phoenix Newspapers, Inc. from 2005-2008; President and Publisher of The Desert Sun, Palm Springs, CA, from 1993-2005; and Group Vice President of the Pacific Group, from 1997-2005
- Serves on the board of the National Newspaper Association and was Chairman of the Board from March 2014 through March 2015



Alison K. Engel
Senior Vice President
Chief Financial Officer and Treasurer

- Served as Vice President of Finance of Parent since January 2015
- Previously, Ms. Engel served as Senior Vice President, Chief Financial Officer and Treasurer of A. H. Belo Corporation, from December 2007 through November 2014
- From 2003 through January 2008, she held various senior positions with Belo Corp., serving as its Vice President and Corporate Controller from January 2006 to January 2008 and as its Director/Accounting Operations and Corporate Controller from February 2005 to December 2006



John M. Zidich
President of Domestic Publishing

Current Role Responsible for the integration of content, sales, B-2-B marketing, community engagement, publishing and distribution for all of Gannett's community media markets, USA TODAY and their related products

Key Prior Affiliations
Republic Media, *The Arizona Republic*, *Reno Gazette-Journal*, *The Record*



David A. Payne
Senior Vice President
Chief Product Officer

Current Role Responsible for overseeing all product management and development, design, UX, information architecture, digital publishing platforms, and the enabling technologies for core and new products

Key Prior Affiliations
ShortTail Media, Inc., CNN, Turner Sports



Maribel Perez Wadsworth
Senior Vice President
Chief Strategy Officer

Current Role Responsible for overseeing digital strategy, product development, customer insights and strategic planning

Key Prior Affiliations
The News-Press Media Group, *Rockford Register Star*



Henry Faure Walker
Chief Executive Officer of Newsquest

Current Role Responsible for overseeing the strategy for Newsquest

Key Prior Affiliations
Johnston Press,
The Scotsman Publications



Jamshid Khazenie
Chief Technology Officer

Current Role Responsible for strategy and development of core digital publishing, advertising, and audience data platforms, and the infrastructure/operations behind them

Key Prior Affiliations
Turner Broadcasting, Openblue Technologies, U.S. New Ventures, Orbitz Worldwide, Away.com



Andy Yost
Chief Marketing Officer

Current Role Responsible for overseeing all marketing efforts, including subscription acquisition and retention

Key Prior Affiliations
Viacom, MTV Networks, Dow Jones, Columbia House, American Express



Barbara W Wall
Senior Vice President
Chief Legal Officer

Current Role Responsible for overseeing a variety of legal topics

Key Prior Affiliations
Satterlee & Stephens,
American University Faculty



Michael P. Dickerson
Vice President of Investor Relations

- Joined in June 2015.
- Previously, Mr. Dickerson served as Vice President of Finance and Business Development for Babcock & Wilcox Nuclear Energy, Inc. (April 2013 – May 2015); and Vice President and Investor Relations Officer for Babcock & Wilcox (NYSE: BWC), June 2010 – April 2013. Previously served as Vice President of Finance, Investor Relations and Corporate Development for General Cable Corporation, (NYSE: BGC) March 2004 – June 2010.
- Member of Senior Roundtable for National Investor Relations Institute, American Institute of Certified Public Accountants, and the Ohio Society of Certified Public Accountants

Email: mdickerson@gannett.com
Phone: (703) 854-6185



Amber R. Allman
Vice President of Corporate Communications

- Joined in March 2013
- Previously, Ms. Allman was at Yahoo!, Inc. (NASDAQ: YHOO) as head of Global Public Affairs (July 2011 – January 2013); and head of US Federal and State Policy PR and Global Privacy PR (November 2009 – July 2011). Previously served as Vice President for 463 Communications working with Cisco Systems, Inc. (NASDAQ: CSCO), TechNet and Consumer Electronics Association (January 2006 – November 2009)

Email: aallman@gannett.com
Phone: (703) 854-5358

APPENDIX **GANNETT BOARD OF DIRECTORS**



John Jeffry Louis Age 52
Chairman, Gannett Co., Inc.
Co-founder and Former Chairman, Parson Capital Corporation



Robert J. Dickey Age 57
President and Chief Executive Officer



John E. Cody Age 68
Former Executive Vice President and Chief Operating Officer of Broadcast Music, Inc.



Lila Ibrahim Age 45
Chief Business Officer of Coursera



Lawrence S. (Larry) Kramer Age 65
[Former] President and Publisher of USA TODAY



Tony Prophet Age 56
Corporate Vice President Windows and Search Marketing Microsoft Corporation



Debra A. Sandler Age 55
Chief Health and Wellbeing Officer of Mars, Inc



Chloe R. Sladden Age 40
Former Vice President, Media, Twitter, Inc.
Co-Founder and Principal of #angels

Adjusted EBITDA

In millions of dollars	Q1 2015	FY 2014	FY 2013	FY 2012
Net Income (GAAP basis)	$33	$211	$274	$277
Provision for income taxes	1	68	71	68
Equity income in unconsolidated investees, net	(6)	(16)	(23)	(11)
Other non-operating items	1	—	2	(2)
Operating income (GAAP basis)[1]	30	$262	$325	$331
Remove Special Items:				
Workforce restructuring	12	34	41	47
Transformation costs	2	61	24	32
Asset impairment charges	—	4	2	—
Adjusted operating income(non-GAAP basis)	$44	$361	$392	$410
Depreciation	24	97	96	104
Amortization of intangible assets	3	14	14	14
Adjusted EBITDA (non-GAAP basis)	**$71**	**$472**	**$502**	**$528**

[1] Numbers may not sum due to rounding

Free Cash Flow

In millions of dollars	Q1 2015	FY 2014	FY 2013	FY 2012
Net cash flows from operating activities	78	346	255	328
Capital Expenditures	7	72	54	55
Free Cash Flow	**71**	**274**	**201**	**273**

[1] Numbers may not sum due to rounding